UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BlackRock Preferred Partners LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment No. 1”) is being filed to amend the definitive proxy statement of the Registrant relating to the special meeting of unitholders to be held on July 26, 2016, which was filed with the Securities and Exchange Commission on June 9, 2016 (the “Proxy Statement”), in order to update Appendix H of the Proxy Statement with information that was inadvertently omitted with respect to the Registrant.

MODIFICATIONS TO PROXY STATEMENT

Appendix H of the Proxy Statement is amended to address the omission referenced in the Explanatory Note above with respect to the Registrant.

APPENDIX H – 5% BENEFICIAL OWNERSHIP

As of April 30, 2016, to the best knowledge of BlackRock Preferred Partners LLC, the following persons beneficially or directly owned more than 5% of the outstanding units of BlackRock Preferred Partners LLC:

Investor	Address	Common Shares or Units Held(1)	Common Shares or Units % Held(1)	Preferred Shares Held(1)	Preferred Shares % Held(1)
BlackRock HoldCo 2, Inc.	40 East 52nd Street, New York, NY 10022	485,980	7.79%	—	—

Wilmington Trust Retirement and Institutional Services Company as TTEE FBO WEMED LLP Partners DC Plan	2800 N Central Avenue, Suite 900, Phoenix, AZ 85004	350,650	5.62%	—	—

(1)	Unless otherwise indicated, the information contained in this table is taken from information provided by BlackRock Preferred Partners LLC’s transfer agent and not from Schedule 13D/13G filings.

Except as specifically set forth herein, this Amendment No. 1 does not modify any other disclosures presented in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials

for the Unitholder Meeting to be held on July 26, 2016.

This Amendment No. 1, the Notice of Unitholder Meeting, the Proxy Statement and a form of proxy are available at https://www.proxy-direct.com/blk-27816. BlackRock Preferred Partners LLC will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a unitholder upon request. Such requests should be directed to BlackRock Preferred Partners LLC at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of BlackRock Preferred Partners LLC are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

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